                                                                      EXHIBIT 23

                               GENSYM CORPORATION

                         CONSENT OF ARTHUR ANDERSEN LLP

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

To Gensym Corporation:

  As independent public accountants, we hereby consent to the incorporation of our report in this Form 10-K, into the Company's previously filed Registration Statements (File Numbers: 333-03855, 333-03857, 333-03861, 333-03863 and 333-
29707).

                                                 /s/ Arthur Andersen LLP
                                          _____________________________________
                                                    Arthur Andersen LLP

Boston, Massachusetts
March 12, 1998